Exhibit 10.17

SECOND MODIFICATION OF NOTE AND LIENS

STATE OF HAWAII
KNOW ALL PERSONS BY THESE PRESENTS:

COUNTY OF HAWAII

This Second Modification of Note and Liens (the "Modification") is executed to be effective as of December 20, 2012, by and between SOUTHWEST CAPITAL FUNDING, LTD, ("Holder"), whose mailing address is P.O. box 427, Addison, Texas 75001, MAMAKI TEA, INC., a Nevada corporation ("Maker"), whose mailing address is 151 Borman Road, Longview, Texas 75606, and MAMAKI OF HAWAII, ENC., a Nevada corporation ("Co-Maker"), whose mailing address is 151 Borman Road, Longview, Texas 75606,

INTRODUCTORY PROVISIONS

The following provisions are a part of and form the basis for this Agreement:

A.  Maker executed a certain $850,000 Promissory Note (the "Note") dated August 17, 2012, payable to the order of Holder, in the original principal sum of $850,000, or so much thereof as may be advanced from time to time, beating interest and being payable as provided therein.

B.  The Note is. secured by the liens of that certain Mortgage, Security Agreement and Financing Statement (the. "Mortgage") dated August 17, 2012, executed by Maker for the benefit of Holder, recorded in the Bureau of Conveyances of the State of Hawaii as Document Number A-46160350, said Mortgage: covering certain property situated in Hawaii County, Hawaii (hereinafter referred to as the 'Property"), being more particularly described in Exhibit "A" attached hereto and made a part hereof, subject only to the easements, reservations and exceptions set forth in the Mortgage. The terms and conditions of the loan evidenced by the Note are also governed by the terms and conditions of that certain Loan. Agreement (the "Loan Agreement") dated August 17, 2012, between Maker and Holder (the Note, the Mortgage, the Loan Agreement .and the other documents and instruments evidencing our security in the Loan are sometimes referred to. collectively herein as the " Loan Document"). The Loan Documents were also amended. and modified by that certain Modification of Note and Liens dated effective as of October 1, 2012, entered into between Holder and Maker, and, references to the Loan Documents herein shall mean and be construed as the Loan Documents, as amended and modified by the Modification.

C. The Co-Maker is an affiliate of the Maker and desires to assume and beresponsible, jointly and severally with the Maker, for all of the duties and obligations owing to the Holder under the Loan Documents.

D.  Holder is the current holder of the Note, the Mortgage and the other Loan Documents.

E.  Maker and Co-Maker have requested a modification of certain terms and conditions of the Loan Documents and Holder is willing to agree to such modifications to the Loan Documents on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.         Modification in Required Payments. Commencing on November 1, 2013, installments of principal and interest on this Note shall be due and payable, and such installments shall continue on the first day of each calendar month thereafter through the Maturity Date, modified as provided herein. Such payments shall continue to be calculated by Payee on a fifteen (15) year amortization schedule using the then applicable fluctuating rate_ The Performance Payment (as described in the Loan. Agreement) shall be calculated on an annual basis for the period between August 17 of each year through August 16 of the following year, with the first such payment being computed for the period between August 17, 2012 and August 16, 2013. The initial installment of the Performance Payment (as described in the Loan Agreement) shall be due and payable on January 1, 2013, and subsequent installments of the Performance Payment shall be due and payable on April 1, 2013, July 1, 2013 and August 16, 2013. The Performance Payment shall be in the amount of $30,000 per annum and commencing with the initial installment due on January 1, 2013, Maker shall pay to Holder, in accordance with the schedule described in the preceding sentence, an amount equal to two percent (2%) of the Gross Proceeds (as defined in the Loan Agreement) derived by Borrower from the operation of the Tea Plantation for the period between August 17, 2012 and the date on which installment is due, provided, however, the installment of the Performance Payment due on August 16, 2013 shall be an amount equal to the difference between $30,000 and the quarterly installments of the Performance Payment made in the preceding three (3) installment payments in such year. Commencing after the installment of the Performance Payment made on August 16, 2013, subsequent installments of the Performance Payment shall be made on each November 1, February 1, May 1 and August 16 occurring through the Maturity Date of the Loan.

2.            Maturity Date. The Note, as hereby modified and amended, will mature, unless sooner accelerated as provided therein, on August 16, 2017.

3.            Assumption by Co-Maker. The Co-Maker hereby assumes and agrees to be liable for all of the duties, obligation and performance of the Maker under the Loan. Documents, as modified hereby. It is the intent of the parties that the Co-Maker shall be fully responsible with the Maker for repayment of the Loan and all duties and obligations to be performed by Maker as set..  forth the Loan. Documents as fully as if Co-Maker had executed all of such documents and instruments. Co-Maker agrees that it shall perform all duties and responsibilities of the Maker under the Loan Documents and shall be liable, jointly and severally, with Maker for all such obligations, specifically including, without limitation, the obligation to repay the indebtedness evidenced by the Note and the other Loan Documents. The Holder acknowledges that it is the intent of the Maker and the Co-Maker that the Maker will sell or assign all of its assets to the Co-Maker at some point in 2013 and that following such transfer and assignment the Maker may be liquidated and dissolved. Holder consents to such assignments and dissolution of the Maker, and the parties agree that from and after the effective date of the dissolution of the Maker that the Co-Maker shall be fully responsible for all duties and obligations under the Loan Documents and that all references in the Loan Documents to the Maker shall be deemed to refer only to the Co-Maker for all purposes.

4.          Consent to Transfer of Ownership Interests in Maker. The Lender acknowledges that it has been informed that the current shareholders of the Maker shall exchange their ownership interests in Maker for shares of stock in Universal Media Corporation, a Nevada corporation ("UM:ED"), with such transfers to occur on or before December 31, 2012. The Holder hereby consents to such transfers. Maker and Co-Maker shall provide written notice to Holder if, following December 31, 2012, there is any change, singly or in the aggregate, of ten percent (10%) or more :of the officers, directors or shareholders of either the Maker or the Co-Maker_ further, from and after December 31, 2012, if Co-Maker shall provide written notice to Holder that there will be a cumulative change in the officers, directors or shareholders of Maker or Co-Maker such that the officers, directors or shareholders shall change by more than fifty percent (50%), and if Holder does not approve such changes or transfers, Co-Maker shall provide additional collateral or other security satisfactory to the Holder, in its sole discretion, or Holder may, at its option., accelerate the balance due and owing on the Loan and Co-Maker shall pay the outstanding balance and all accrued interest and other sums owing on the Note or the Loan Documents. A schedule setting forth the officers, directors and shareholders of both Maker and Co-Maker as of the date hereof is attached hereto as Exhibit "B" and made a part hereof by reference. Notwithstanding the forgoing, Holder acknowledges that it shall consent to the transfer of stock or assets in connection with the liquidation of the Maker as described in Paragraph 3 above

5. Reporting Requirements. The reporting requirements set forth in subparagraph (d) of Schedule 1 of the Loan Agreement are hereby amended and restated as follows:

           (d) Commencing on April 1, 2013, and continuing on each July 1, October 1, and January 1 thereafter through the payment of the Loan in full, Borrower shall provide to Lender a good faith forecast of the projected results of operations of the Tea Plantation for the upcoming twelve (12) month period, which information shall include schedules and summaries concerning tea planting, crops in the field, amounts harvested, and amounts of tea packaged and information on all sales, including detailing the Gross Proceeds described in the Loan. Agreement, all of which reports shall be certified as true, correct and complete by an officer of Borrower; provided, however, at the written request of Lender, such quarterly forecast shall become a monthly forecast at any time following receipt of such request from Lender through the remaining maturity of the Loan."

6. Additional Events of Default. The Events of Default set forth in Paragraph 6 of the Loan Agreement are modified by the addition of the following:

m. The encroachments into East Road and Road Reserve A and their respective 30 foot setback, as noted on the survey of the Property prepared by Roy 140110-well dated July 14, 2012, as revised August 15, 2012, shall be cured by Borrower by appropriate road abandonment no later than August 16, 2013, or such later date as may be required due to delays caused solely by applicable governmental authorities, but in all events by December 31, 2013. Such road abandonment shall be evidenced by appropriate approvals of applicable governmental authorities or appropriate plats filed and approved by applicable governmental authorities, with such evidence to be provided to the Lender on or before such required date."

7.            Incorporation  of Modification in other Loan Documents.   Without limiting the foregoing in any manner, all documents and instruments executed in connection with, pertaining to, or as security for, the Note, Mortgage, or any other Loan Document shall be modified, where appropriate, to reflect the modifications to the payment provisions as reflected in this Modification.

8.   No Affect on Existing Liens. All of the Property as described in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage and nothing herein contained and nothing done pursuant hereto shall affect or be construed to affect the lien, charge or encumbrance of the Mortgage or the priority thereof over any other liens, charges or encumbrances or to release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Holder.

9.          No Release of Liability. Nothing herein contained shall. operate to release Maker or Co-Maker from their liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Note, the Mortgage and the Loan Agreement, except as herein expressly modified and the Guarantors (as hereinafter defined) expressly ratify and affirm the terms and provisions of the Note, the Mortgage and the Loan Agreement, as amended and modified hereby, and expressly agree that nothing contained herein shall operate to release the Guarantors from any of their duties, obligations or liabilities pursuant to those certain Guaranty Agreements (the "Guarantees") dated August 17, 2012, executed by Joe LaCoste and Curt Borman (the "Guarantors"). The Guarantors acknowledge and agree that each of their respective Guarantees is hereby .amended to refer to the Note and the Loan Documents, as modified hereby. The parties acknowledge that, as additional consideration for this Modification, on even date herewith, UWLED has also executed a certain Guaranty Agreement (the "UMED Guaranty), and LEVIED also acknowledges and agrees that the UMED) Guaranty refers to the Note and the Loan Documents, as modified hereby.

10.        Ratification of Loan Documents. Except as otherwise specified herein, the terms and provisions hereof shall in no Manner impair, limit, restrict or otherwise affect the obligations of Maker and Co-Maker to Holder as evidenced by the Note and. the other Loan Documents, Maker and. Co-Maker, jointly and severally, ratify and affirm all promises, covenants and obligations to promptly and properly pay any and all sums due under the Note and the Loan Documents and to promptly and properly perform and comply with any and all obligations, duties and agreements pursuant to the Note and the Loan. Documents, as modified hereby. As a material inducement to Holder to execute and deliver this Modification, Maker and Co-Maker hereby acknowledge that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of and the other obligations created or evidenced by the Note or the Loan Documents. As an additional material inducement to Holder to execute and deliver this Modification, the Guarantors and UMED also hereby acknowledge that there are no claims or offsets against, or defenses or counterclaims to, the enforceability, the terms or provisions of and the other obligations created or evidenced by their respective Guaranty,

11.    Payment of Modification Expenses. Contemporaneously with the execution and delivery of this Modification, Maker and Co-Maker shall pay or cause to be paid, all costs and expenses incident to the preparation, execution and recordation. hereof and the consummation of the transactions contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Holder.

12.              Usury Savings Clause. This Modification shall be governed by and construed in accordance with Hawaii law and applicable federal law. The parties hereto intend to conform strictly to. the applicable usury laws.  In no event, whether by reason of acceleration of the maturity of the Note or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention  of money under the Note or otherwise exceed the maximum amount permissible under applicable law. If fulfillment of any provision of the Note or of any other document now or hereafter evidencing, securing or pertaining to the indebtedness evidenced by the Note, at the time performance of such provision shall be due, would involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced automatically to the limit of such validity. If Holder shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing under the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal of the Note, such excess shall be refunded to Maker and Co-Maker. All sums paid or agreed, to be paid to Holder for the use, forbearance or detention of the indebtedness of Maker and Co-Maker to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of such indebtedness so that the am-omit of interest on account. of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker, Co-Maker and Holder.

13.            Binding Effect. This Modification shall be binding upon the parties hereto and their respective successors and assigns.

14.           Consent by Guarantors and UMED. The Guarantors and UMED hereby consent to the foregoing Modification and ratify, confirm, and agree to be bound by and to timely pay and perform all of their respective duties and obligations under the Guaranty executed by each of them. The Guarantors and UMED also hereby consent to, ratify and confirm the execution and delivery of this Modification and agree to be bound by the Note and the Loan Documents, as modified hereby.

15.           Counterpart Execution; Electronic Signatures.   This Modification may be executed in multiple counterparts which, when taken together, shall be a single integrated instrument.  Further, execution and acknowledgement by facsimile or other electronic signatures by any party hereto shall be deemed effective as the original signatures of such party for all purposes.

EXECUTED as of the date of the acknowledgments, to be effective as of the date first above written.

HOLDER:
SOUTHWEST CAPITAL FUNDING, LTD•, a Texas limited partnership

By: GPSCF, LLC, General Partner By SCF MGMT, LLC, Manager

By: /s/ S. Kent Hope
S. Kent Hope, Manager

MAKER:

MAMAKI TEA, INC.
A Nevada corporation
By:  /s/ Curt Borman
        Vice President

GUARANTORS:

/s/ Joe LaCosta

/s/ Curt Borman

UMED
UNIVERSAL MEDIA CORPORATION

/s/ Kevin Bentley
    CEO

EXHIBIT "A"

Description of Property

PARCEL FIRST:

LOT 4-B-1

LAND SITUATED AT KAELIULA, KAU, ISLAND. OF HAWAII, HAWAII.

'BEING A PORTION OF GRANT 6167 TO HAWAIIAN AGRICULTURAL COMPANY, A PORTION OF GRANT 7551 TO JULIA K, KAPEA
AND A PORTION OF .EAST ROAD.

BEGINNING AT THE. EAST CORNER OF THIS PARCEL. OF LAND., BEING ALSO THE SOUTH CORNER OF LOT 1 AND ON THE NORTH WESTERLY SIDE OF SOUTH ROAD, THE  COORDINATES OF SAID POINT OF BEGINNING. REFERRED TO GOVERNMENT SURVEY TRIANGULATION STATION '''KAMAKAMAKA"., BEING 4,88839 FEET NORTH AND 3,730,15 FEET WEST, THENCE RUNNING BY AZIMUTHS MEASURED CLOCKWISE FROM TRUE SOUTH:

1,   58° 10' 45.08 'FEET ALONG .SOUTH ROAD;

2,    37° 27' 24" 30.08.1EET ALONG SOUTH ROAD:; 3.    39° 40’ 872.49 FEET ALONG SOUTH ROAD; 4,   124° 17" 538.65 FEET ALONG CENTER ROAD;

5.219° 22' 30" 1,116.93 FEET ALONG THE REMAINDER OF GRANT 7591 TO JULIA. K. KAPEA (LOT 4-A);

6.332° 47' 30" 405.77 FEET ALONG EAST ROAD; 7.242° 47' 30" 30.00 FEET ALONG. EAST ROAD;

8.332° 47' 30t 73.53 FEET ALONG GRANT S-15,539 TO COUNTY OF HAWAII (C.S.F.  NO. 18,948);

9. 176° 46' 42,90 FEET ALONG GRANT S-15,539 To COUNTY OF HAWAII .(C.S.F_ N0. 18,943);

10. 306° 04' '13 L72 r MT ALONG. THE REMAINDER OF GRANT 6267 TO HAWAIIAN AGRICULTURAL COMANY.(LOT 1) TO. THE POINT OF BEGINNING AND CONTAINING AN AREA OF 12324 ACRES, MORE OR LESS.

PARCEL SECOND:

ALL OF THE .LAND SITUATE AT WOOD VALLEY' THE DISTRICT OP KAU, ISLAND AND COUNTV OF HAWAII, AND BEING LOT NO. 4A OF TM WOOD VALLEY HOMESTEADS IN ins DISTRICT OF KAU, ISLANDAND COUNTY AFORESAID, AND MORE PARTICULARLY DESCRIBED IN LAND PATENT (GRANT) NO, 7591 AS FOLLOWS;

  LOT 4-A

BEGINNING AT A GALVANIZED  IRON SPIKE AND A HU AT THE WEST CORNER OF THIS LOT.  THE SOUTH CORNER OF LOT 5-B AND ON THE EAST SIDE OF CENTER ROAD, THE COORDINATES OF SAID POINT REFERRED TO GOVERNMENT SURVEY TRIG. STATION “KAMAKAMAKA” BIENG 4821.5 FEET NORTH AND 5244.2 FEET WEST, AS SHOWN ON GOVERNMENT SURVEY REGISTERED MAP NO. 2441, AND RUNNING BYTRUE AZIMUTHS.

1.  _ 228°' 05' 30" 1252.9 FEET:ALONG LOT 5-B TO AN ANGLE MON .A,ND:.AHU;

1. 320° 23' 30" 375.5 FEET ALONG LOT 2 TO A .R.ALROAD RAIL;

2. 39°22' 30”' 1117.0 FEET ALONG LOT 4-B TO EAST SIDE OF CENTER ROAD;

3. 124°”17’ 566.0 FEET ALONG CENTER ROAD TO THE POINT  OF BEGINNING  AND CONTAINING AN AREA OF 12-54/100 ACRES, MORE OR LEES.

BEING ALL OF THE PREMISES CONVEYED TO THE MAKER HEREIN BY DEED RECORDED AS DOCUMENT NUMBER A-461603349 IN OFFICE RECORDS.